                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      23
    TRUST OFFICERS AND IMPORTANT ADDRESSES      24

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION

STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.

INTEREST RATES AND INFLATION
(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(as of April 30, 2000)

-----------------------------------------------------------------------
AMEX Ticker Symbol                                              VOF
-----------------------------------------------------------------------
Six-month total return based on market price(1)               4.85%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        1.74%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.26%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         9.78%
-----------------------------------------------------------------------
Net asset value                                              $13.19
-----------------------------------------------------------------------
Closing common stock price                                 $11.6875
-----------------------------------------------------------------------
Six-month high common stock price (11/02/99)               $12.1250
-----------------------------------------------------------------------
Six-month low common stock price (12/10/99)                $10.7500
-----------------------------------------------------------------------
Preferred share rate(5)                                      4.850%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  83.7%
- AA/Aa..............   2.9%
- A/A................   5.7%
- BBB/Baa............   6.4%
- Non-Rated..........   1.3%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  81.1%
- AA/Aa..............   4.9%
- A/A................   3.8%
- BBB/Baa............  10.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.061
12/99                                                                            0.061
1/00                                                                             0.061
2/00                                                                             0.061
3/00                                                                             0.061
4/00                                                                             0.061

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Public Education                                                           22.20                              21.60
Health Care                                                                15.10                              26.20
Transportation                                                             14.60                               8.90
General Purpose                                                             6.60                               3.90
Other Care                                                                  6.40                               2.30

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--July 1993 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
7/93                                                                      14.8400                            15.0000
                                                                          15.2200                            14.3750
12/93                                                                     15.0800                            13.6250
                                                                          12.6300                            13.5000
                                                                          12.5800                            12.5000
                                                                          12.2800                            10.5000
12/94                                                                     11.8700                             9.8750
                                                                          13.1800                            11.2500
                                                                          13.3800                            11.5000
                                                                          13.6800                            11.6250
12/95                                                                     14.6200                            12.0000
                                                                          13.8100                            12.5000
                                                                          13.6700                            12.2500
                                                                          13.9500                            12.3750
12/96                                                                     14.1700                            12.6250
                                                                          13.7800                            12.6250
                                                                          14.2400                            13.0000
                                                                          14.6800                            13.2500
12/97                                                                     15.0300                            13.7500
                                                                          15.0000                            13.8750
                                                                          14.9600                            13.7500
                                                                          15.3300                            14.3125
12/98                                                                     15.1200                            14.9375
                                                                          14.9400                            14.4375
                                                                          14.2600                            13.1250
                                                                          13.7100                            12.1250
12/99                                                                     13.1100                            11.6250
                                                                          13.4200                            11.7500
4/00                                                                      13.1900                            11.6875

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE THOMAS M. BYRON, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1997 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL BOND
    MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE FLORIDA'S
    ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   Florida's economy continued to be
bolstered by increased international trade, tourism, and retirement-related housing, amenities, and services. Growing population, low unemployment rates, and a diversifying economic base helped strengthen the state's financial condition, with budget surpluses and moderate debt levels supporting the state's high credit rating. Several municipal-market sectors--including airports, transportation, education, and utilities--benefited from the strength of the state economy.

    Florida had the third-highest volume of bond sales in the country during the first quarter of 2000. Our analysts continue to monitor the impact of the recent cut in Florida's intangibles tax, but thus far, demand for tax-exempt Florida municipal bonds has held up, keeping pace with supply.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Florida Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that were issued a year or so ago with coupons between 4.50 and 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 8.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the Trust's income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in certain sectors, including public education and health-care bonds, each of which represented more than 15 percent of the portfolio's long-term investments.

    From a credit-quality standpoint, we boosted the AAA rated portion of the portfolio to roughly 84 percent of long-term investments, up from 81 percent at the start of the reporting period. Much of this shift can be attributed to the sale of some of the Trust's BBB rated hospital bonds, as we reduced the Trust's holdings in the health-care sector to 15.1 percent, down from 26.2 percent six months ago.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 4.85 percent based on market price. This reflects an increase in market price from $11.5000 per share on October 31, 1999, to $11.6875 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Florida Municipal Bond Index) was 2.68 percent for the same period.

    The Trust's dividend remained unchanged at $0.0610 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 6.26 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.78 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.4%
          FLORIDA  91.6%
$1,000    Altamonte Springs, FL Hlth Fac Auth Hosp Rev
          Adventist Hlth Sunbelt Ser B (AMBAC Insd).... 5.375%   11/15/23   $   930,610
 1,000    Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded
          @ 07/01/04) (AMBAC Insd)..................... 6.750    07/01/12     1,082,770
 1,750    Broward Cnty, FL Edl Fac Auth Rev Nova
          Southeastn Univ Proj (Connie Lee Insd)....... 5.875    04/01/07     1,809,045
   545    Clay Cnty, FL Hsg Fin Auth Rev Single Family
          Mtg (GNMA Collateralized).................... 6.500    09/01/21       559,132
 1,500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 05/01/04) (MBIA Insd)......... 5.750    05/01/08     1,555,200
 1,000    Escambia Cnty, FL Pollutn Ctl Rev Champion
          Intl Corp Proj............................... 6.900    08/01/22     1,017,600
 1,100    Escambia Cnty, FL Utils Auth Util Sys Rev
          (FGIC Insd).................................. 5.250    01/01/29       996,677
   750    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
          J-1 (AMBAC Insd)............................. 5.350    07/01/27       679,410
 1,000    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (FSA Insd)................................... 6.250    07/01/22     1,016,580
 1,210    Florida Ports Fin Comm Rev St Transn Trust
          Fund (MBIA Insd)............................. 5.375    06/01/27     1,106,726
 1,000    Florida Ports Fin Comm Rev St Transn Trust
          Fund Intermodal Pgm (FGIC Insd).............. 5.375    10/01/15       967,390
 1,000    Florida Ports Fin Comm Rev St Transn Trust
          Fund Intermodal Pgm (FGIC Insd).............. 5.500    10/01/29       941,090
 1,000    Florida St Brd Edl Lottery Rev Ser A (FGIC
          Insd)........................................ 5.250    07/01/17       954,720
   350    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          A Rfdg (FGIC Insd)........................... 4.500    06/01/23       282,398

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          C (FGIC Insd)................................ 5.750%   06/01/29   $   988,100
   500    Florida St Brd of Regts Univ Sys Impt Rev
          (AMBAC Insd)................................. 4.500    07/01/23       403,780
   500    Gainesville, FL Utils Sys Rev................ 8.125    10/01/14       573,325
   500    Halifax Hosp Medl Ctr FL Hosp Rev Ser A...... 7.250    10/01/24       472,995
 2,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
          Criminal Justice Fac Rfdg (FGIC Insd)........ 5.250    08/01/16     1,906,260
 1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Hlth Facs Proj Univ Cmnty Hosp Ser A..... 5.625    08/15/23       825,170
 1,750    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Univ Cmnty Hosp (MBIA Insd).............. 5.750    08/15/14     1,765,907
 1,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Proj Rfdg................. 8.000    05/01/22     1,086,930
 1,750    Hillsborough Cnty, FL Indl Dev Auth Rev
          Allegany Hlth Sys J Knox Vlg (Prerefunded @
          12/01/03) (MBIA Insd)........................ 6.000    12/01/06     1,818,565
 1,500    Hillsborough Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (MBIA Insd)......... 6.000    07/01/12     1,579,890
 1,000    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd)............................ 4.750    10/01/25       836,260
 1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)....................... 6.500    02/01/11     1,040,430
   500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)....... 5.750    10/01/33       491,590
   750    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
          Shell Point Vlg Proj Ser A................... 5.500    11/15/29       577,718
   750    Marion Cnty, FL Hosp Dist Rev & Impt Hlth Sys
          Munroe Reg Rfdg.............................. 5.500    10/01/29       649,950
 1,000    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)........................................   *      10/01/33       124,350
 1,000    Miami-Dade Cnty, FL Spl Oblig Subser B (MBIA
          Insd)........................................   *      10/01/31       141,430
   775    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       797,490
 1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.000    08/01/06     1,047,710
 1,200    Polk Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)........................................ 5.000    01/01/14     1,127,928

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Port Saint Lucie, FL Util Rev & Impt Ser A
          Rfdg (MBIA Insd)............................. 5.125%   09/01/27   $   888,190
   635    Saint Petersburg, FL Excise Tax Rev (FGIC
          Insd)........................................ 5.000    10/01/16       584,473
   365    Saint Petersburg, FL Excise Tax Rev (Escrowed
          to Maturity) (FGIC Insd)..................... 5.000    10/01/16       343,345
 1,000    Village Cent Cmnty Dev Dist FL Util Rev (FGIC
          Insd)........................................ 6.000    11/01/18     1,042,430
                                                                            -----------
                                                                             35,013,564
                                                                            -----------
          PUERTO RICO  4.2%
   500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg................................... 6.375    07/01/08       518,805
 1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y (FSA Insd)............................. 6.250    07/01/21     1,076,690
                                                                            -----------
                                                                              1,595,495
                                                                            -----------
          U. S. VIRGIN ISLANDS  2.6%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A (ACA Insd)................. 6.125    10/01/29       991,860
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $37,235,001).....................................................    37,600,919

SHORT-TERM INVESTMENTS  0.5%
  (Cost $200,000)........................................................       200,000
                                                                            -----------

TOTAL INVESTMENTS  98.9%
  (Cost $37,435,001).....................................................    37,800,919

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..............................       404,242
                                                                            -----------

NET ASSETS  100.0%.......................................................   $38,205,161
                                                                            ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 * Zero coupon bond

ACA--American Capital Access Insurance Company
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $37,435,001)........................  $37,800,919
Cash........................................................       30,070
Interest Receivable.........................................      608,989
Other.......................................................        4,679
                                                              -----------
    Total Assets............................................   38,444,657
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       20,541
  Affiliates................................................       11,158
  Income Distributions -- Common and Preferred Shares.......       10,715
  Administrative Fee........................................        6,320
Trustees' Deferred Compensation and Retirement Plans........       99,236
Accrued Expenses............................................       91,526
                                                              -----------
    Total Liabilities.......................................      239,496
                                                              -----------
NET ASSETS..................................................  $38,205,161
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 640 issued with liquidation preference of $25,000
  per share)................................................  $16,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,683,270 shares issued and
  outstanding)..............................................       16,833
Paid in Surplus.............................................   24,681,474
Net Unrealized Appreciation.................................      365,918
Accumulated Undistributed Net Investment Income.............      125,741
Accumulated Net Realized Loss...............................   (2,984,805)
                                                              -----------
    Net Assets Applicable to Common Shares..................   22,205,161
                                                              -----------
NET ASSETS..................................................  $38,205,161
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($22,205,161 divided by
  1,683,270 shares outstanding).............................  $     13.19
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,117,695
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     122,364
Administrative Fee..........................................      37,650
Preferred Share Maintenance.................................      25,726
Shareholder Reports.........................................      25,552
Audit.......................................................      13,810
Legal.......................................................       4,117
Custody.....................................................       1,170
Trustees' Fees and Related Expenses.........................       1,046
Other.......................................................      25,085
                                                              ----------
    Total Expenses..........................................     256,520
                                                              ----------
NET INVESTMENT INCOME.......................................  $  861,175
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   55,889
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     622,546
  End of the Period.........................................     365,918
                                                              ----------
Net Unrealized Depreciation During the Period...............    (256,628)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (200,739)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  660,436
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $   861,175         $ 1,738,845
Net Realized Gain..................................        55,889              30,515
Net Unrealized Depreciation During the Period......      (256,628)         (3,170,898)
                                                      -----------         -----------
Change in Net Assets from Operations...............       660,436          (1,401,538)
                                                      -----------         -----------

Distributions from Net Investment Income:
  Common Shares....................................      (616,077)         (1,232,076)
  Preferred Shares.................................      (282,855)           (494,780)
                                                      -----------         -----------
Total Distributions................................      (898,932)         (1,726,856)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................      (238,496)         (3,128,394)

NET ASSETS:
Beginning of the Period............................    38,443,657          41,572,051
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $125,741
  and $163,498, respectively)......................   $38,205,161         $38,443,657
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                          SIX MONTHS ENDED    --------
                                                           APRIL 30, 2000       1999
                                                          ----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)............      $ 13.333        $ 15.192
                                                              --------        --------
  Net Investment Income.................................          .512           1.033
  Net Realized and Unrealized Gain/Loss.................         (.119)         (1.866)
                                                              --------        --------
Total from Investment Operations........................          .393           (.833)
                                                              --------        --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.........................          .366            .732
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders............................          .168            .294
                                                              --------        --------
Total Distributions.....................................          .534           1.026
                                                              --------        --------
NET ASSET VALUE, END OF THE PERIOD......................      $ 13.192        $ 13.333
                                                              ========        ========

Market Price Per Share at End of the Period.............      $11.6875        $ 11.500
Total Investment Return at Market Price (b).............         4.85%*        -15.61%
Total Return at Net Asset Value (c).....................         1.74%*         -7.72%
Net Assets at End of the Period (In millions)...........      $   38.2        $   38.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares(1, 2)...................................         2.35%           2.18%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares(2) (d)....................         5.29%           5.06%
Portfolio Turnover......................................           26%*            42%
* Non-Annualized
(1) Ratio of Expenses to Average Net Assets Including
  Preferred Shares......................................         1.36%           1.32%
(2) If certain expenses had not been waived by the
Adviser, total return would have been lower and the
ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares.........................................           N/A             N/A
Ratio of Expenses to Average Net Assets Including
  Preferred Shares......................................           N/A             N/A
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).......................           N/A             N/A

(a) Net Asset Value at July 30, 1993, is adjusted for common and preferred share offering costs of $.372 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

                                                         JULY 30, 1993
                                                         (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                   OF INVESTMENT
-----------------------------------------------------    OPERATIONS) TO
      1998      1997      1996      1995       1994     OCTOBER 31, 1993
------------------------------------------------------------------------
     $14.760   $14.078   $14.024   $11.735   $ 14.888       $14.628
     -------   -------   -------   -------   --------       -------
       1.029     1.041     1.078     1.163      1.050          .091
        .448      .707      .023     2.226     (3.180)         .251
     -------   -------   -------   -------   --------       -------
       1.477     1.748     1.101     3.389     (2.130)         .342
     -------   -------   -------   -------   --------       -------
        .732      .732      .732      .732       .787          .066
        .313      .334      .315      .368       .236          .016
     -------   -------   -------   -------   --------       -------
       1.045     1.066     1.047     1.100      1.023          .082
     -------   -------   -------   -------   --------       -------
     $15.192   $14.760   $14.078   $14.024   $ 11.735       $14.888
     =======   =======   =======   =======   ========       =======

     $14.375   $13.125   $12.625   $12.000   $  9.750       $14.875
      15.36%     9.96%    11.57%    31.16%    -30.20%         -.40%*
       8.04%    10.33%     5.80%    26.30%    -16.27%         -.36%*
     $  41.6   $  40.8   $  39.7   $  39.6   $   35.8       $  41.0
       2.18%     2.24%     1.83%     1.37%      1.49%         2.59%
       4.77%     4.96%     5.46%     6.13%      6.06%         2.10%
         15%        4%       16%       24%       101%            0%*
       1.33%     1.34%     1.09%      .79%       .87%         2.16%

         N/A       N/A     2.40%     2.49%      2.50%           N/A
         N/A       N/A     1.43%     1.44%      1.46%           N/A
         N/A       N/A     4.89%     5.00%      5.05%           N/A

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Municipal Opportunity Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on July 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,040,694 which will expire between October 31, 2002 and October 31, 2005.

    At April 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $37,435,001, the aggregate gross unrealized appreciation is $970,591 and the aggregate gross unrealized depreciation is $604,673, resulting in net unrealized appreciation on long- and short-term investments of $365,918.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $7,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2000, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $10,612,601 and $9,667,332, respectively.

4. PREFERRED SHARES

The Trust has outstanding 640 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2000 was 4.850%. During the six months ended April 30, 2000, the rates ranged from 1.000% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.